                                                                    EXHIBIT 5(B)


                               AMENDED SCHEDULE A
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                Effective Date
----                                                --------------
Schwab International Index Fund                     July 21, 1993
Schwab Small-Cap Index Fund                         October 14, 1993
Schwab Asset Director-High Growth Fund              September 25, 1995
Schwab Asset Director-Balanced Growth Fund          September 25, 1995
Schwab Asset Director-Conservative Growth Fund      September 25, 1995
Schwab S&P 500 Fund                                 February 28, 1996
Schwab Analytics Fund                               May 21, 1996
Schwab OneSource Portfolios-International           September 2, 1996
Schwab OneSource Portfolios-Growth Allocation       October 13, 1996
Schwab OneSource Portfolios-Balanced Allocation     October 13, 1996
Schwab OneSource Portfolios-Small Company           August 3, 1997

                                    SCHWAB CAPITAL TRUST

                                    By:      /s/ William J. Klipp
                                    Name:    William J. Klipp
                                    Title:   Trustee, Executive Vice
                                             President and
                                             Chief Operating Officer

                                    CHARLES SCHWAB INVESTMENT
                                    MANAGEMENT, INC.

                                    By:      /s/ Stephen B. Ward
                                    Name:    Stephen B. Ward
                                    Title:   Senior Vice President and
                                             Chief Investment Officer

                                                                    EXHIBIT 5(b)

                               AMENDED SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                              ADVISORY FEE SCHEDULE
      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                    Fee
----                                    ---
Schwab International Index Fund         Seventy one-hundredths of one percent
                                        (0.70%) of the Fund's average daily net
                                        assets not in excess of $300,000,000 and sixty one-hundredths of one percent
                                        (0.60%) of such assets over $300,000,000

Schwab Small-Cap Index Fund             Fifty one-hundredths of one percent
                                        (0.50%) of the Fund's average daily net
                                        assets not in excess of $300,000,000 and forty-five one-hundredths of one percent
                                        (0.45%) of such assets over $300,000,000

Schwab Asset Director-High Growth Fund  Seventy-four one-hundredths of one percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%)of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four
                                        one-hundredths of one percent (0.64%)
                                        of such net assets over $2 billion

Schwab Asset Director-Balanced Growth   Seventy-four one-hundredths of one
Fund                                    percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%)of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one-hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion

Schwab Asset Director-Conservative      Seventy-four one-hundredths of one
Growth Fund                             percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one-hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion

                                                                    EXHIBIT 5(b)

Fund                                    Fee
----                                    ---
Schwab S&P 500 Fund                     Thirty-six one-hundredths of one
                                        percent (0.36%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; thirty-three one hundredths
                                        of one percent (0.33%) of such net
                                        assets over $1 billion, but not more
                                        than $2 billion; and thirty-one one
                                        hundredths of one percent (0.31%) of
                                        such net assets over $2 billion.

Schwab Analytics Fund                   Seventy-four one hundredths of one
                                        percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net
                                        assets over $1 billion, but not more
                                        than $2 billion; and sixty-four one
                                        hundredths of one percent (0.64%) of
                                        such net assets over $2 billion.

Schwab OneSource                        Seventy-four one hundredths of one
Portfolios-International                percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

Schwab OneSource Portfolios-Growth      Seventy-four one hundredths of one
Allocation                              percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

Schwab OneSource Portfolios-Balanced    Seventy-four one hundredths of one
Allocation                              percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

                                                                    EXHIBIT 5(b)

Fund                                    Fee
----                                    ---
Schwab OneSource Portfolios-Small       Seventy-four one hundredths of one
Company                                 percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

                                 SCHWAB CAPITAL TRUST


                                 By:      /s/ William J. Klipp
                                 Name:    William J. Klipp
                                 Title:   Trustee, Executive Vice
                                          President and
                                          Chief Operating Officer


                                 CHARLES SCHWAB INVESTMENT
                                 MANAGEMENT, INC.


                                 By:      /s/ Stephen B. Ward
                                 Name:    Stephen B. Ward
                                 Title:   Senior Vice President and
                                          Chief Investment Officer